SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 17, 2004


                               SERVICE 1ST BANCORP
             (Exact name of registrant as specified in its charter)


           California                 333-104244               32-0061893
  (State or other jurisdiction       (Commission              (IRS Employer
        of incorporation)            File Number)           Identification No.)


                 2800 W. March Lane
                Stockton, California                                  95219
       (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (209) 956-7800

        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)


       This Form 8-K consists of 5 pages. The Exhibit Index is on Page 4.

Item 5.           Other Events and Regulation FD Disclosure
                  -----------------------------------------

                  On March 17, 2004, Registrant issued a press release announcing the appointment of Dean Andal as a director of Service 1st Bank.

                  The foregoing is qualified by reference to the press release attached as Exhibit 99.1.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                  a.       Financial Statements
                           --------------------

                           Not Applicable.

                  b.       Pro Forma Financial Information
                           -------------------------------

                           Not Applicable.

                  c.       Exhibits
                           --------

                           (99.1) Press Release dated March 17, 2004

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 17, 2004

Service 1st Bancorp


By: /s/ ROBERT E. BLOCH
    -----------------------------
    Robert E. Bloch
    Chief Financial Officer

                                  EXHIBIT INDEX



                                                                   Sequential
     Exhibit Number               Description                      Page Number
     --------------               -----------                      -----------

          99.1             Press Release dated March 17, 2004           5